GOTTEX ENDOWMENT STRATEGY FUND

(a series of Gottex Trust)

Supplement to the Prospectus and Statement of Additional Information (“SAI”)

dated July 31, 2015

February 2, 2016

This Supplement (the “Supplement”) updates certain information in the currently effective Prospectus and SAI for the Gottex Endowment Strategy Fund (the “Fund”), a series of Gottex Trust (the “Trust”). You may obtain additional copies of the Fund’s Prospectus and SAI at no cost by calling (888) 946-8839, or by visiting https://www.gottex.com/fund/gottex-endowment-strategy-fund/fund-documents.

On February 1, 2016, the Board of Trustees (the “Board”) of the Trust approved the liquidation of the Fund and adopted a Plan of Liquidation and Dissolution, pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders (the “Liquidation”). In order to effect the Liquidation, Fund shares will no longer be offered for sale. The Board’s decision was made after careful consideration of the Fund’s asset size, current expenses and prospects for future growth, among other factors. The Plan is not subject to the approval of shareholders of the Fund.

The Fund will begin to wind-up its business and affairs and convert its assets to cash or cash equivalents on or about February 1, 2016 (the “Effective Date”). Accordingly, the Fund will not be managed to meet its stated investment objective following the Effective Date. The Fund will be liquidated on or about March 4, 2016 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please retain this Supplement for future reference.